United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2022

Alerus Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39036	45-0375407
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Demers Avenue
Grand Forks, North Dakota 58201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (701) 795-3200

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	ALRS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Registered Public Accountant

On December 1, 2022, the Audit Committee of the Board of Directors (the “Audit Committee”) of Alerus Financial Corporation (the “Company”) approved the dismissal of CliftonLarsonAllen LLP (“CLA”), as the Company’s independent registered public accounting firm because CLA indicated that it would not stand for reappointment following completion of the audit of the Company’s consolidated financial statements for the year-ending December 31, 2022.

CLA’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2020 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2020 and 2021, and during the subsequent interim period through December 1, 2022, there were no (a) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with CLA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to CLA’s satisfaction, would have caused CLA to make reference to the subject matter thereof in connections with its reports for such periods; or (b) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided CLA with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from CLA a letter addressed to the Securities and Exchange Commission indicating whether it agrees or disagrees with such disclosures. A copy of CLA’s letter dated December 6, 2022 is attached as Exhibit 16.1 hereto.

(b)	Newly Appointed Independent Registered Public Accountant

On December 1, 2022, the Audit Committee of the Board of Directors (the “Audit Committee”) of Alerus Financial Corporation (the “Company”) approved the appointment of RSM, LLP (“RSM”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023. Prior to retaining RSM, neither the Company nor anyone acting on its behalf consulted with RSM with respect to: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any written report or oral advice provided to the Company that RSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (iv) any matter that was either the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304(a)(1)(iv) and (v) of Regulation S-K respectively).

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of CliftonLarsonAllen LLP Dated December 6, 2022
104	Cover Page Interactive Data File (embedded within Inline XBLR document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2022	Alerus Financial Corporation

	By:	/s/ Katie A. Lorenson
	Name:	Katie A. Lorenson
	Title:	President and Chief Executive Officer